EXHIBIT 10.83

                                                IN THE CIRCUIT COURT OF THE 11TH
                                                JUDICIAL CIRCUIT IN AND FOR
                                                MIAMI-DADE COUNTY, FLORIDA

                                                GENERAL JURISDICTION DIVISION

F.M. LIMITED PARTNERSHIP III, A Virginia limited partnership,

                  Plaintiff,

v.

ULTRASTRIP SYSTEMS, INC.,
A Florida Corporation,
ROBERT O. BARATTA, M.D., and
CAROL A. BARATTA,

                  Defendents.
-------------------------------/

                           JOINT MOTION FOR APPROVAL OF
                        STIPULATED SETTLEMENT AGREEMENT
                        -------------------------------

         Plaintiff, F.M. Limited Partnership III ("Plaintiff" or "F.M. Limited"), together with Defendents, UltraStrip Systems, Inc., a Florida corporation ("UltraStrip"), Robert O. Baratta, M.D. ("Dr. Baratta") and Carol A. Baratta ("Mrs. Baratta" and collectively the "Barattas" or the "Guarantors") (UltraStrip and the Barattas collectively are referred to as the "Defendents"), each of which persons and entities are represented by legal counsel, hereby voluntarily stipulate and agree, as follows:

1. On the terms and conditions set forth below, F.M. Limited and the Defendents hereby agree to resolve and release all claims that have been or could be raised in above-captioned lawsuit (the "Action"), including all claims relating to those certain Subscription and Warrant Purchase Agreements and amendments thereto, Financing Agreement, Balloon Promissory Note for the maximum principal amount of One

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                                                        CASE NO. 03-22005 CA 20

Hundred Eighty-Four Thousand Dollars ($184,000.00) and a Guaranty of Payment (collectively the Purchase Agreement, Financing Agreement, Note and the Guaranty are the "Loan Documents"), as more fully described in the Complaint filed in the Action (collectively the "Claims").

         2. By no later than the close of business on January 31, 2004, UltraStrip shall pay to F.M. Limited in free and clear funds a sum equal to $203,933.68, plus interest in the amount of $90.22 per day after October 31, 2003 through the date of payment (or through the date of judgment, if earlier), plus legal fees in the amount of $4,500.00, plus costs in the amount of $580.68. Payment shall be delivered to F.M. Limited, Attention: Gwyenth Clarke-Bell, 1320 South Dixie Highway, Suite 1060, Coral Gables, FL 33146.

         3. In the event that Ultrastrip fails to remit all or part of the payment due, when due, in accordance with Paragraph 2 above, within three (3) business days of F.M. Limited's written demand for payment, Guarantors shall pay such sums owing by Ultrastrip to F. M. Limited pursuant to Paragraph 2 above, together with further accrued interest. For purpose of this Paragraph 3, notice to the Guarantors shall be made by sending notice to attorney Adam Palmer, via facsimile at the facsimile number listed below.

         4. If neither Ultrastrip nor Guarantors pay the amount due to F.M. Limited when due in accordance with Paragraphs 2 and 3 above, then, in such event F.M. Limited shall be entitled to immediate entry of a judgment in the form attached as Exhibit "A" in favor of F.M. Limited against Ultrastrip and the Guarantors, jointly and severally, upon the filing with the Court an affidavit of default, together with affidavit(s) of legal fees and

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                                                         CASE NO. 03-22005 CA 20

costs incurred, identifying the amount due, less only payments actually received by F.M. Limited. Plaintiff shall serve a copy of such affidavits on counsel for the Ultrastrip and the Guarantors via facsimile immediately upon filing same with the Court. For purpose of this Paragraph 4, notice to Ultrastrip and the Guarantors shall be made on attorney Adam Palmer (and such other attorneys as my file an appearance in this action) via facsimile at the facsimile number listed below.

         5. The only defense to entry of judgment under Paragraph 4 above shall be payment, as required under Paragraphs 2 and 3 above. Ultrastrip and Guarantors hereby knowingly and voluntarily waive all other claims, rights, and defenses to entry of judgment and shall be barred by their agreements herein from raising any claim, right or defense other than payment to entry of judgment.

         6. Ultrastrip and F.M. Limited, by and through its general partner, Dr. Frank Moya, hereby agree that Ultrastrip shall cancel on its books and records those certain 4,308.23 warrants issued by Ultrastrip on or about February 21, 2003 (the "Additional Warrants") and both Ultrastrip and F.M. Limited shall destroy the original Subscription and Warrant Purchase Agreements (2 counterparts) for the issuance of such Additional Warrants. Ultrastrip and F.M. Limited agree to execute such further documentation as may be necessary to effectively cancel and render null and void the issuance of the Additional Warrants. After cancellation of such additional Warrants, Ultrastrip's books and records should reflect a balance of 32,619.46 warrants issued by Ultrastrip in favor of F.M. Limited.


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                                                         CASE NO. 03-22005 CA 20

         7. Within five (5) business days of payment in full of the sums owing to Plaintiff in free and clear funds in accordance with Paragraphs 2 and 3 above, Plaintiff shall cause the above-captioned lawsuit to be dismissed with prejudice.

         8. Except for the obligations due under Paragraphs 2, 3, 6 and 9 of this Agreement, F.M. Limited and Frank Moya, M.D. individually on the one hand (collectively, the first party) and Ultrastrip and Guarantors on the other hand (collectively, the second party), by and on behalf of themselves, and each of their respective heirs, predecessors, assigns, transferees, representatives, principals, agents, executors, administrators, and attorneys, release and forever discharge the other party and such party's heirs, predecessors, assigns, transferees, representatives, principals, agents, executors, administrators, past and present directors, officers, employees, and shareholders, as the case ay be, from and against all actions, causes of action, claims, suits, debts, damages, and demands whatsoever, whether matured or unmatured, whether at law or in equity, whether now known or unknown that each releasing party now has or may have had, or hereafter claims to have, at any time including the date of this Agreement, arising out of or relating to the Action or the Claims.

         9. In the event of default in payment by Ultrastrip and/or the Barattas pursuant to paragraphs 2 and 3 above, as applicable, Plaintiff shall be entitled to recover from Defendants further reasonable attorneys' fees and costs incurred to enforce this stipulated agreement, collect the indebtedness due, and enforce any judgment entered in connection herewith. Defendants shall bear their own attorneys' fees and costs.

         10. This Settlement Agreement may be signed in counterparts.

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                                                         CASE NO. 03-22005 CA 20


F.M. LIMITED PARTNERSHIP, III                    ULTRASTRIP SYSTEMS, INC.,
a Virginia limited partnership                   a Florida corporation

By:___________________________                   By:________________________

Print Name:____________________                  Print Name:_________________

Title:__________________________                 Title:_______________________

______________________________                   /s/ Robert Baratta, M.D.
                                                 ------------------------------
FRANK MOYA, M.D. as                              Robert O. Baratta, M.D.
General partner for F.M. Limited
Partnership III and individually, for
Purposes of Paragraph 8 only                     /s/ Carol A. Baratta
                                                 --------------------
                                                 Carol A. Baratta


DEVINE GOODMAN PALLOT & WELLS, P.A.              BARITZ & COLMAN LLP
Attorneys for Plaintiff                          Attorneys for Defendants
777 Brickell Avenue                              750 Bank of America Building
Suite 850                                        150 E. Palmetto Park Road
Miami, FL 33131                                  Boca Raton, FL 33432
Telephone: 305 374.8200                          Telephone: 561 750.0910
Facsimile: 305 374.8208                          Facsmile: 561 750.5045

By:____________________                          By: /s/ Adam D. Palmer, P.A.
                                                 ------------------------
Diane Noller Wells, Esq.                         Adam D. Palmer, P.A.
Florida Bar No. 516570                           Florida Bar No. 735220
Dated: November _____, 2003                      Dated November 23rd, 2003


STATE OF FLORIDA
COUNTY OF MARTIN

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared ROBERT O. BARATTA, M.D., and that he acknowledged executing the same freely and voluntarily. He is personally known to me or has produced a Florida driver's license as identification.

         WITNESS my hand and official seal in the County and State aforesaid on the 19th day of December, 2003.
                                    /s/ Beverly D. Hoyt
                                    -----------------------------------
                                    Notary Public, State of Florida at Large
                                    Print Name: Beverly D. Hoyt
                                    My Commission Expires: 8/19/05

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                                                         CASE NO. 03-22005 CA 20
STATE OF FLORIDA
COUNTY OF MARTIN

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared CAROL A. BARATTA and that he acknowledged executing the same freely and voluntarily. She is personally known to me or has produced a Florida driver's license as identification.

         WITNESS my hand and official seal in the County and State aforesaid on the 19th day of December, 2003.
                                    /s/ Beverly D. Hoyt
                                    ----------------------------------------
                                    Notary Public, State of Florida at Large
                                    Print Name: Beverly D. Hoyt
                                    My Commission Expires: 8/19/05


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                                               IN THE CIRCUIT COURT OF THE 11TH
                                               JUDICIAL CIRCUIT IN AND FOR
                                               MIAMI-DADE COUNTY, FLORIDA

                                               GENERAL JURISDICTION DIVISION

F.M. LIMITED PARTNERSHIP III,
a Virginia limited partnership,

         Plaintiff

v.

ULTRASTRIP SYSTEMS, INC.,
a Florida Corporation,
ROBERT O. BARATTA, M.D., and
CAROL A. BARATTA,

         Defendants.
----------------------------------/

                           ORDER GRANTING JOINT MOTION FOR
                 APPROVAL OF STIPULATED SETTLEMENT AGREEMENT
                 -------------------------------------------

         THIS CAUSE came before the Court on the Joint Motion for Approval of Stipulated Settlement Agreement (the "Motion"). The Court, having considered the Motion and being fully advised in the premises, it is hereby

         ORDERED AND ADJUDGED that:

         1.       The Motion in hereby GRANTED.

         2. The Court will retain jurisdiction for the purposes of enforcing the Settlement Agreement between the parties.

         DONE AND ORDERED in Chambers at Miami, Miami Dade County, Florida, this 20th day of January, 2004.
                                             /s/ RONALD C. DRESNICK
                                             --------------------------
                                             The Honorable Ronald C. Dresnick
                                             Circuit Judge


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                                                         CASE NO. 03-22005 CA 20

         Conformed copies provided to:

         Diane Noller Wells, Esq.
         Attorney for F.M. Limited Partnership III
         Devine Goodman Pallot & Wells, P.A.
         777 Brickell Avenue, Suite 980
         Miami, FL 33131

         Adam D. Palmer, Esq.
         Attorneys for Ultrastrip Systems, Inc.
         Robert O. Baratta, M.D. and Carol A. Baratta
         Baritz & Coleman, LLP
         150 E. Palmetto Park Rd, Suite 750
         Boca Raton, FL 33432